Exhibit 99.5





                              REVOLVING CREDIT NOTE

$25,000,000                                                   New York, New York
                                                                   March 6, 2003


            FOR VALUE RECEIVED, Kroll Inc., a corporation organized under the laws of Delaware (together with its successors and permitted assigns, the "Borrower"), hereby promises to pay to the order of Fleet National Bank (together with its successors and assigns, the "Payee") on or before March 6, 2006, in lawful money of the United States of America and in immediately available funds, at the address set forth in the Credit Agreement referred to below, the lesser of (i) the principal amount of Twenty Five Million Dollars ($25,000,000) and (ii) the aggregate outstanding principal amount of all Revolving Credit Loans made by the Payee to the Borrower pursuant to the Credit Agreement, as evidenced (absent manifest error) by written endorsement with respect thereto by any officer of the Payee on the Schedule hereto annexed. Capitalized terms used herein but not otherwise defined shall have the meanings assigned by the Credit Agreement.

            The Borrower further promises to pay interest at such address, in like money, from the date hereof on the outstanding principal amount owing hereunder from time to time, at the applicable rate per annum set forth in
Section 2.10 of the Credit Agreement. Interest shall be payable in arrears as set forth in Section 2.10 of the Credit Agreement. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. In no event shall interest hereunder exceed the maximum rate permitted under applicable law.

            This Note is the "Revolving Credit Note" referred to in that certain Credit Agreement, dated as of March 6, 2003, among the Borrower and the Payee (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is subject to the terms and conditions set forth therein, which terms and conditions are incorporated herein by reference. This Note evidences the Revolving Credit Loans made by the Payee thereunder.

            All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Credit Agreement.

             Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement. Amounts remaining unpaid on this Note may be prepaid as provided in the Credit Agreement.

             The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the execution, delivery, acceptance, performance, default or enforcement of this Note.


             This Note is secured by liens on and security interests in certain property of the Borrower and the Guarantors which have been granted to the Payee pursuant to the Security Documents. Reference is hereby made to the Security
Documents for a description of the Collateral securing this Note, the terms and conditions upon which such liens and security interests were granted and the rights of the holder of this Note in respect thereof.

             Failure of the Payee to assert any right herein shall not be deemed to be a waiver thereof.

             THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO
THE CONFLICTS OF LAW PRINCIPLES THEREOF.  THE BORROWER HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT
OF ANY CLAIM BASED HEREON.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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

                                     KROLL INC.


                                    By: /s/ Sabrina H. Perel
                                        --------------------------------
                                     Name:  Sabrina H. Perel
                                     Title: Vice President and Secretary





                    [SIGNATURE PAGE TO REVOLVING CREDIT NOTE]




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                                                                        SCHEDULE


                             BORROWINGS AND PAYMENTS

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PRINCIPAL       DATE OF     INTEREST    INTEREST   AMOUNT OF     DATE OF     UNPAID     NOTATION
AMOUNT OF    DISBURSEMENT   RATE/TYPE   PERIOD     REPAYMENT/   REPAYMENT/   PRINCIPAL   MADE BY
  LOAN                      OF LOAN                PREPAYMENT   PREPAYMENT   BALANCE
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

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



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